Red Mountain Resources, Inc. 8-K

 Exhibit 10.1

Amendment No. 1 to

WARRANT AGREEMENT

for Red Mountain Resources, Inc.

This Amendment No. 1 (this “Amendment”) to Warrant Agreement, dated as of July 24, 2013 (the “Agreement”) by and between Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”) and Red Mountain Resources, Inc. (“Company”), is effective as of January 31, 2014. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

WHEREAS, the parties hereto desire to amend the Agreement to reflect the adjusted pricing and terms set forth therein in accordance with the terms of the Agreement following a 1-for-10 reverse stock split (the “Reverse Stock Split”) of the Company’s outstanding shares of common stock, par value $0.00001 per share, which became effective as of 12:01 a.m. Eastern Standard Time on January 31, 2014 (the “Effective Time”);

NOW, THEREFORE, in consideration of the mutual consideration, the adequacy and sufficiency of which is hereby confirmed, the parties hereto agree as follows:

1.      Stock Dividends-Split-Ups. Section 4.1 of the Agreement is hereby amended by adding the following thereto:

As a result of a 1-for-10 reverse stock split (the “Reverse Stock Split”) of the Company’s outstanding shares of Common Stock, effective as of 12:01 a.m. Eastern Standard Time on January 31, 2014 (the “Effective Time”), the number of shares of Common Stock issuable upon exercise of each Warrant shall be adjusted to 2.5 shares, which is calculated by dividing 25 by 10.

2.      Adjustments in Warrant Price, Trigger Price and Trigger Volume. Section 4.3 of the Agreement is hereby amended by adding the following thereto:

As a result of the Reverse Stock Split, and as of the Effective Time, (i) the Warrant Price shall be adjusted to $10.00 per whole share, which is calculated by multiplying $1.00 by (25 / 2.5); (ii) the Trigger Price shall be adjusted to $15.00, which is calculated by multiplying $1.50 by (25 / 2.5), and (ii) the Trigger Volume shall be adjusted to 300,000, which is calculated by dividing 3,000,000 by (25 / 2.5).

3.      Exhibit A. Exhibit A to the Agreement is hereby replaced with Exhibit A attached to this Amendment to reflect the adjusted pricing and terms as set forth herein.

4.      Miscellaneous.

a.       If there is any conflict between the provisions of the Agreement or and the provisions of this Amendment, the provisions of this Amendment shall prevail with respect to the subject matter herein.

b.      Except as otherwise specifically stated herein, this Amendment contains the entire agreement and understanding of the parties with respect to the subject matter herein and supersedes all existing agreements and all other oral, written or other communications between them concerning the subject matter herein.

c.       Except as expressly amended and supplemented hereby, the Agreement shall remain in full force and effect.

d.      The parties may execute this Amendment in any number of duplicate originals and in multiple counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement.

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IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representative of the parties hereto and shall be effective as of the date set forth above.

BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.		RED MOUNTAIN RESOURCES, INC.

By:	/s/ John P. Dunn	By:	/s/ Alan W. Barksdale
Name:	John P. Dunn	Name:	Alan W. Barksdale
Title:	Senior Vice President	Title:	President & CEO
Date:	2/4/14	Date:	2/3/14

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EXHIBIT A

[FORM OF WARRANT CERTIFICATE]

EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT

AGENT AS PROVIDED HEREIN.

Warrant Certificate Evidencing Warrants to Purchase

Common Stock, par value of $0.00001 per share, as described herein.

Red Mountain Resources, Inc.

No.00001	CUSIP 75678V 112

VOID AFTER 5:00 P.M., NEW YORK CITY TIME,

ON JULY 26, 2016

This certifies that or registered assigns is the registered holder of warrants to purchase certain securities (each a “Warrant”). Each Warrant entitles the holder thereof, subject to the provisions contained herein and in the Warrant Agreement (as defined below), to purchase from Red Mountain Resources, Inc., a Texas corporation (the “Company”), two and one-half (2 ½) shares (collectively, the “Warrant Shares”) of Common Stock, par value $0.00001 per share, of the Company (“Common Stock”), at the Warrant Price set forth below. The price per share at which each Warrant Share may be purchased at the time each Warrant is exercised (the “Warrant Price”) is $10.00 initially, subject to adjustments as set forth in the Warrant Agreement (as defined below).

Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Warrant Agreement.

Subject to the terms of the Warrant Agreement, each Warrant evidenced hereby may be exercised in whole but not in part at any time, as specified herein, on any Business Day (as defined below) occurring during the period (the “Exercise Period”) commencing on the date of issuance and terminating at 5:00 P.M., New York City time, on the Expiration Date. The “Expiration Date” shall mean the earlier of (i) the date that is three years after the date of issuance, or (ii) the first Trading Day that is at least 30 days after the date that the Company has provided notice to the holders of the Warrants by filing a Current Report on Form 8-K with the Commission stating that the Common Stock has (A) achieved a 20 Trading Day VWAP (as defined below) of $15.00 per share (the “Trigger Price”) or more and (B) traded, in the aggregate, 300,000 shares (the “Trigger Volume”) or more over the same 20 consecutive Trading Days for which the 20 Trading Day VWAP was calculated; provided, that clause (ii) shall only be applicable so long as a Warrant is exercisable for shares of Common Stock. Each Warrant remaining unexercised after 5:00 P.M., New York City time, on the Expiration Date shall become void, and all rights of the holder of this Warrant Certificate evidencing such Warrant shall cease.

The holder of the Warrants represented by this Warrant Certificate may exercise any Warrant evidenced hereby by delivering, not later than 5:00 P.M., New York City time, on any Business Day during the Exercise Period (the “Exercise Date”) to Broadridge Corporate Issuer Solutions, Inc. (the “Warrant Agent”, which term includes any successor warrant agent under the Warrant Agreement described below) at its corporate actions department, (i) this Warrant Certificate or, in the case of a Book-Entry Warrant Certificate (as defined in the Warrant Agreement), the Warrants to be exercised (the “Book-Entry Warrants”) as shown on the records of The Depository Trust Company (the “Depository”) to an account of the Warrant Agent at the Depository designated for such purpose in writing by the Warrant Agent to the Depository, and (ii) an election to purchase (“Election to Purchase”), properly completed and executed by the holder hereof on the reverse of this Warrant Certificate or, in the case of a Book-Entry Warrant Certificate, properly executed by the institution in whose account the Warrant is recorded on the records of the Depository (the “Participant”) in accordance with the Depository’s procedures, and substantially in the form included on the reverse of this Warrant Certificate. The Warrant Price for each Warrant to be exercised shall be paid in lawful money of the United States of America by bank wire transfer in immediately available funds on or before the Trading Day immediately after the Exercise Date, unless cashless exercise is permitted under the Warrant Agreement.

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As used herein, the term “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

Warrants may be exercised only in whole numbers of Warrants. No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but rather the Company shall, at its election, either (i) pay an amount in cash equal to the fractional amount multiplied by the difference between (A) the VWAP of the Common Stock on the Trading Day immediately preceding the Exercise Date and (B) the Warrant Price of the Warrant, as it may have been adjusted hereunder or (ii) round up such fraction to the nearest whole share. If fewer than all of the Warrants evidenced by this Warrant Certificate are exercised, a new Warrant Certificate for the number of Warrants remaining unexercised shall be executed by the Company and countersigned by the Warrant Agent as provided in Section 2 of the Warrant Agreement, and delivered to the registered holder of this Warrant Certificate at the address specified on the books of the Warrant Agent or as otherwise specified by such registered holder.

This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of July 26, 2013 (the “Warrant Agreement”), between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the holder of this Warrant Certificate and the beneficial owners of the Warrants represented by this Warrant Certificate consent by acceptance hereof. Copies of the Warrant Agreement are on file and can be inspected at the above-mentioned office of the Warrant Agent and at the office of the Company at 2515 McKinney Avenue, Suite 900, Dallas, Texas 75201.

The Company shall provide to the registered holder prompt written notice of any time that the Company or its transfer agent is unable to issue the Warrant Shares via DTC transfer or otherwise (without restrictive legend), because (A) the Commission has issued a stop order with respect to the Registration Statement or any other registration statement registering the issuance of the Warrant Shares, (B) the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, and no other registration statement registering the issuance of the Warrant Shares is then effective, (C) the Company has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, and no other registration statement registering the issuance of the Warrant Shares is then effective or (D) otherwise (each a “Registration Failure Event”). To the extent that a Registration Failure Event occurs after the registered holder has exercised a Warrant in accordance with the terms of the Warrants but prior to the delivery of the Warrant Shares, the Company shall, at the election of the registered holder to be given within five (5) days of receipt of notice of the Registration Failure Event, either (A) rescind the previously submitted Election to Purchase and the Company shall return all consideration paid by the registered holder for such shares upon such rescission or (B) if then permitted pursuant to the terms of the Warrant Agreement, treat the attempted exercise as a cashless exercise as described in the next paragraph and refund the cash portion of the exercise price to the registered holder.

If (A) a Registration Failure Event has occurred and is continuing and no exemption from the registration requirements is available for the cash exercise of the Warrant and (B) an exemption from the registration requirements of the Act permitting cashless exercise of the Warrant and the public resale of the Warrant Shares on the Exercise Date is available and the Company has obtained an opinion of counsel to that effect, the Warrant shall only be exercisable on a cashless basis. Notwithstanding anything herein to the contrary, the Company shall not be required to make any cash payments or net cash settlement to the registered holder in lieu of issuance of issuance of the Warrant Shares. Upon a “cashless exercise”, the registered holder shall be entitled to receive a certificate (or book entry) for the number of whole Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)= the VWAP on the Trading Day immediately preceding the date on which the registered holder elects to exercise the Warrant by means of a “cashless exercise,” as set forth in the applicable Election to Purchase;

(B)= the Warrant Price of the Warrant, as it may have been adjusted hereunder; and

(X)= the number of Warrant Shares that would be issuable upon exercise of the Warrant in accordance with the terms of the Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

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Upon receipt of an Election to Purchase for a cashless exercise, the Warrant Agent will promptly deliver a copy of the Election to Purchase to the Company to confirm the number of Warrant Shares issuable in connection with the cashless exercise. The Company shall calculate and transmit to the Warrant Agent, and the Warrant Agent shall have no obligation under this section to calculate, the number of Warrant Shares issuable in connection with the cashless exercise.

“VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as determined by an independent appraiser selected in good faith by the Company. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

The Warrant Price and the number of Warrant Shares purchasable upon the exercise of each Warrant shall be subject to adjustment as provided pursuant to Section 4 of the Warrant Agreement.

Upon due presentment for registration of transfer or exchange of this Warrant Certificate at the stock transfer division of the Warrant Agent, the Company shall execute, and the Warrant Agent shall countersign and deliver, as provided in Section 5 of the Warrant Agreement, in the name of the designated transferee one or more new Warrant Certificates of any authorized denomination evidencing in the aggregate an equal aggregate number of unexercised Warrants, subject to the limitations provided in the Warrant Agreement.

Neither this Warrant Certificate nor the Warrants evidenced hereby entitles the registered holder thereof to any of the rights of a shareholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

The Warrant Agreement and this Warrant Certificate may be amended as provided in the Warrant Agreement including, under certain circumstances described therein, without the consent of the holder of this Warrant Certificate or the Warrants evidenced thereby.

THIS WARRANT CERTIFICATE AND ALL RIGHTS HEREUNDER AND UNDER THE WARRANT AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS FORMED AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

This Warrant Certificate shall not be entitled to any benefit under the Warrant Agreement or be valid or obligatory for any purpose, and no Warrant evidenced hereby may be exercised, unless this Warrant Certificate has been countersigned by the manual signature of the Warrant Agent.

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* * * * *

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated as of January 31, 2014

RED MOUNTAIN RESOURCES, INC.

By:
Name:
Title:

Broadridge Corporate Issuer Solutions, Inc.,
as Warrant Agent

By:
Name:
Title:

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[REVERSE]

Instructions for Exercise of Warrant

To exercise the Warrants evidenced hereby, the holder or Participant must, by 5:00 P.M., New York City time, on the specified Exercise Date, deliver to the Warrant Agent at its stock transfer division, a bank wire transfer in immediately available funds payable to the Warrant Agent at Account No. , in an amount equal to the Warrant Price in full for the Warrants exercised. In addition, the Warrant holder or Participant must provide the information required below and deliver this Warrant Certificate to the Warrant Agent at the address set forth below and the Book-Entry Warrants to the Warrant Agent in its account with the Depository designated for such purpose. The Warrant Certificate and this Election to Purchase must be received by the Warrant Agent by 5:00 P.M., New City York time, on the specified Exercise Date.

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ELECTION TO PURCHASE

TO BE EXECUTED IF WARRANT HOLDER DESIRES

TO EXERCISE THE WARRANTS EVIDENCED HEREBY

The undersigned hereby irrevocably elects to exercise, on , (the “Exercise Date”), Warrants, evidenced by this Warrant Certificate, to purchase, shares (the “Warrant Shares”) of Common Stock, par value of $0.00001 per share (the “Common Stock”) of Red Mountain Resources, Inc., a Texas corporation (the “Company”), and represents that on or before the Exercise Date

☐	such holder has tendered payment for such Warrant Shares by bank wire transfer in immediately available funds to the order of the Company c/o Broadridge Corporate Issuer Solutions, Inc., 1717 Arch St., Suite 1300, Philadelphia, PA 19103, in the amount of $ in accordance with the terms hereof, or
☐	[if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 3.3.3 of the Warrant Agreement, to exercise this Warrant with respect to the maximum number of whole Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3.3.3.

The undersigned requests that said number of Warrant Shares be in fully registered form, registered in such names and delivered, all as specified in accordance with the instructions set forth below.

If said number of Warrant Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate evidencing the remaining balance of the Warrants evidenced hereby be issued and delivered to the holder of the Warrant Certificate unless otherwise specified in the instructions below.

Dated:

Name
(Please Print)

/ / / / - / / /- / / / / /
(Insert Social Security or Other Identifying Number of Holder)

Address

Signature

This Warrant may only be exercised by presentation to the Warrant Agent at one of the following locations:

By hand or overnight courier at: Broadridge, Attn: Reorganization Dept., 1981 Marcus Ave., Suite 100, Lake Success, NY 11042

By mail at: Broadridge, Attn: Reorganization Dept., P.O. Box 1342, Brentwood, NY 11717

The method of delivery of this Warrant Certificate is at the option and risk of the exercising holder and the delivery of this Warrant Certificate will be deemed to be made only when actually received by the Warrant Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery.

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(Instructions as to form and delivery of Warrant Shares and/or Warrant Certificates)

Name in which Warrant Shares are to be registered if other than in the name of the registered holder of this Warrant Certificate:

Address to which Warrant Shares are to be mailed if other than to the address of the registered holder of this Warrant Certificate as shown on the books of the Warrant Agent:
(Street Address)

(City and State) (Zip Code)

Name in which Warrant Certificate evidencing unexercised Warrants, if any, are to be registered if other than in the name of the registered holder of this Warrant Certificate:

Address to which certificate representing unexercised Warrants, if any, are to be mailed if other than to the address of the registered holder of this Warrant Certificate as shown on the books of the Warrant Agent:
(Street Address)

(City and State) (Zip Code)

Dated:

Signature

Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate. If Warrant Shares, or a Warrant Certificate evidencing unexercised Warrants, are to be issued in a name other than that of the registered holder hereof or are to be delivered to an address other than the address of such holder as shown on the books of the Warrant Agent, the above signature must be guaranteed by an Eligible Guarantor Institution (as that term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended).

SIGNATURE GUARANTEE

Name of Firm
Address
Area Code and Number
Authorized Signature
Name
Title

Dated:

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ASSIGNMENT

(FORM OF ASSIGNMENT TO BE EXECUTED IF WARRANT HOLDER

DESIRES TO TRANSFER WARRANTS EVIDENCED HEREBY)

FOR VALUE RECEIVED, HEREBY SELL(S), ASSIGN(S) AND TRANSFER(S) UNTO

(Please print name and address	(Please insert social security or
including zip code of assignee)	other identifying number of assignee)

the rights represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint Attorney to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

Dated:

Signature

(Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate and must bear a signature guarantee by an Eligible Guarantor Institution (as that term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended).

SIGNATURE GUARANTEE

Name of Firm
Address
Area Code and Number
Authorized Signature
Name
Title

Dated:

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